                                                                    Exhibit 99.1

                                LOAN AGREEMENT


                                     among

                          THE INTERCEPT GROUP, INC.,
          a corporation formed under the laws of the State of Georgia

                                      and

                               SLMSOFT.COM INC.,
        a corporation formed under the laws of the Province of Ontario

                                      and

                               SLMSOFT.COM INC.,
          a corporation formed under the laws of the State of Kansas


                                 May 31, 2001

                                LOAN AGREEMENT



     This Loan Agreement (the "Agreement") dated as of May 31, 2001 is by and
                               ---------
among SLMsoft.com Inc., a corporation formed under the laws of the Province of Ontario ("Shareholder"), SLMsoft.com Inc., a corporation formed under the laws
          -----------
of the State of Kansas and a wholly-owned subsidiary of Shareholder (the "Company" and together with Shareholder, "Borrowers"), and The InterCept Group,
 -------                                  ---------
Inc., a Georgia corporation ("InterCept").
                              ---------

                                   RECITALS:
                                   --------

     (1) Borrowers have requested that InterCept make available to Borrowers a term loan in the original principal amount of Twelve Million and no/100ths Dollars (the "Loan") on the terms and conditions hereinafter set forth, and for the purpose(s) hereinafter set forth.

     (2) To induce InterCept to make the Loan to Borrowers, Borrowers have made certain representations to InterCept;

     (3) InterCept and Borrowers acknowledge that Borrowers intend to repay the Loan, from, among other things, proceeds obtained from the sale of Pledged Collateral (as defined in the Pledge Agreement); and

     (4) InterCept, in reliance upon the representations and inducements of Borrowers, has agreed to make the Loan upon the terms and conditions hereinafter set forth.

     In consideration of the mutual representations, warranties, covenants and agreements, and upon and subject to the terms and the conditions hereinafter set forth in this Agreement, the parties agree as follows:

Section 1.  The Loan.

     1.1  Evidence of Loan Indebtedness and Repayment.  Subject to the
          -------------------------------------------
terms and conditions contained herein, InterCept shall make the Loan to Borrowers by wire transfer to the bank account specified in the Disclosure Memorandum in immediately available funds. The Loan shall be evidenced by a Secured Promissory Note in the original principal amount of Twelve Million and no/100ths Dollars ($12,000,000.00), dated as of the date hereof, executed by Borrowers in favor of InterCept (the "Note"). The Loan shall be payable in accordance with the terms of the Note. The Note, this Agreement and any other instruments and documents executed by Borrowers or any subsidiary or affiliate of Borrowers ("Affiliates"), now or hereafter evidencing, securing or in any way related to the indebtedness evidenced by the Note are herein individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents." The term "Obligations" as used herein shall refer to (a) the Loan to be made concurrently or in connection with this Agreement, as evidenced by the Note, and any renewals or extensions thereof, (b) the full and prompt payment and performance of any and all other indebtednesses and other obligations of Borrowers to InterCept, direct or contingent (including but not limited to obligations incurred as endorser, guarantor or surety), however evidenced or denominated, and however and whenever incurred, that relate to the Loan and (c) all future advances made by InterCept for taxes, levies, insurance and preservation of the collateral and all attorneys' fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby or by the other Loan Documents. Notwithstanding any other term or condition contained in this Agreement, the Loan Documents and Obligations shall not include or extend to the Purchase Agreement (amended and restated) dated November 29, 2000 between the Borrowers and InterCept (the "Purchase Agreement"), the agreements delivered pursuant to the Purchase Agreement including, without limitation, the Registration Rights Agreement and Employee Services Agreement, both as may be amended from time to time, and the obligations and liabilities of the Borrowers thereunder.

     1.2  Partial Prepayment.  Borrowers may prepay the indebtedness evidenced
          ------------------
by the Note in whole or in part at any time and from time to time, without penalty or premium.

     1.3  Purposes of Loan and Use of Proceeds.  The purposes of the Loan
          ------------------------------------
shall be as described on the Disclosure Memorandum.

Section 2.  The Closing

     The Closing shall take place, subject to the satisfaction or waiver of the conditions set forth in this Agreement, at 9:00 a.m., May 31, 2001, in the offices of Nelson Mullins Riley & Scarborough, L.L.P. If the conditions to closing contained in this Agreement, have not been obtained prior to 9:00 a.m. on May 31, 2001, the Closing shall take place after such conditions have been satisfied or waived, at a time mutually agreed upon by the parties, provided that the parties agree to use commercially reasonable efforts to close by May 31, 2001.

Section 3.  Representations and Warranties of Borrowers

     To induce InterCept to make the Loan, and in acknowledgement of InterCept's reliance on the following representations and warranties, Shareholder and the Company hereby represent and warrant to InterCept as follows as of the date hereof and as of the Closing:

     3.1  Organization and Authority; Validity and Binding Effect.
          -------------------------------------------------------

          (a) Shareholder is a corporation duly organized and validly existing under the laws of the Province of Ontario, and the Company is a corporation duly organized and validly existing under the laws of the State of Kansas. Each of Shareholder and the Company has all requisite power and authority, corporate or otherwise, to carry on and conduct its business as it is now being conducted and to own or lease its properties and assets.

          (b) Approval by the shareholders of Shareholder is not required to consummate the Loan.

          (c) The Disclosure Memorandum contains a copy of the true, valid and correct Charter Documents of the Company and Shareholder in effect as of the date hereof and as of the Closing.

          (d) The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action, corporate or otherwise, on the part of the Company and Shareholder required to take such action and will not, without the giving of notice or the lapse of time, or both, (i) violate or conflict with any of the provisions of their respective Charter Document; (ii) violate, conflict with, or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument, trust document, or other agreement, document or instrument to which the Company or Shareholder is a party or by which the Company, Shareholder, or any of their properties may be bound; (iii) violate any Rule; or (iv) result in the creation or imposition of any Encumbrance upon any asset of the Company or Shareholder (other than the shares of InterCept pledged by Shareholder or agreed to be pledged by Shareholder or the Company to secure the Loan (the "Pledged Collateral") pursuant to that certain Pledge Agreement (the "Pledge Agreement") executed and delivered by Shareholder to InterCept along with this Agreement).

          (e) This Agreement and the other Loan Documents are the legal, valid and binding obligations of each Borrower, enforceable against each of them in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

     3.2  Indebtedness and Similar Matters.  Except as set forth in the
          --------------------------------
Disclosure Memorandum, neither the Company nor Shareholder is in default with respect to any indebtedness for borrowed money, and the making of the Loan to the Borrowers as contemplated herein will not cause such a default to occur. Except for the HBSC Bank performance bond in the maximum principal amount of $100,000, neither Borrower has currently in effect a loan agreement or credit facility with a financial institution. Both Borrowers are current in the payment of their accounts payables.

     3.3  Litigation.  Except as set forth in the Disclosure Memorandum, there
          ----------
is no action, suit, investigation or proceeding involving a claim or counterclaim of more than $500,000 pending or, to the best knowledge of the Company or Shareholder, threatened against or affecting the Company, Shareholder, or the assets of the Company or Shareholder before any court or by or before any governmental body or arbitration board or tribunal, nor, to the best knowledge of the Company or Shareholder, is there a basis for any such action, suit, investigation or proceeding.

     3.4  The Pledged Collateral.
          ----------------------

     As of the date of this Agreement, Shareholder has good, valid and marketable title to all of the Pledged Collateral that has been issued to date, free and clear of any and all Encumbrances other than the restrictions on the transfer thereof as provided in preexisting agreements with InterCept.

     3.5  Value of Assets. Giving effect to the Loan, the fair market value of
          ---------------
the Company's assets exceeds the Company's total liabilities, whether accrued, absolute, contingent, or otherwise. Giving effect to the Loan, the fair market value of Shareholder's assets exceeds Shareholder's total liabilities, whether accrued, absolute, contingent, or otherwise. The Company's assets do not and, immediately following the making of the Loan, will not, constitute unreasonably small capital to carry out the Company's business as conducted or as proposed to be conducted. Shareholder's assets do not and, immediately following the making of the Loan, will not, constitute unreasonably small capital to carry out Shareholder's business as conducted or as proposed to be conducted.

     3.6  Debt.  The Company does not intend to, and does not believe that it
          ----
will, incur debt or liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt or liabilities as they mature. Shareholder does not intend to, and does not believe that it will, incur debt or liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt or liabilities as they mature.

     3.7  No Bankruptcy.  Except as set forth in the Disclosure Memorandum, no
          -------------
petition in bankruptcy has been filed against either the Company, Shareholder or any Affiliate of either of them during the last seven years, and neither the Company, Shareholder nor any Affiliate of either of them in the last seven years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors. Neither the Company, Shareholder, nor any Affiliate of either of them is contemplating the filing of a petition by it under any state or federal bankruptcy or insolvency laws. Neither the Company nor Shareholder has any knowledge of any person contemplating the filing of any such petition against it or an Affiliate.

     3.8  Agreements.  Since the date of the Purchase Agreement, the Company has
          ----------
not entered into any contracts under which the Company: (a) paid $50,000 or more or committed itself to pay $50,000 or more, or (b) received $50,000 or more or expects to receive $50,000 or more, except for the collection of outstanding accounts receivable.

     3.9  Repayment.  Notwithstanding anything to the contrary herein, Borrowers
          ---------
shall prepay the Obligations upon the sale of any Pledged Collateral in an amount equal to the lesser of (i) the net proceeds of such sale, on the one hand, or (ii) the outstanding principal balance of the Obligations, together with all accrued and unpaid interest and charges thereon, on the other hand, which prepayment shall be made no later than one (1) day following the consummation of such sale and the payment and delivery of the net proceeds.

Section 4.  Representations and Warranties of InterCept

     To induce this Agreement, and in acknowledgement of Shareholder's and the Company's reliance on the following representations and warranties, InterCept hereby represents and warrants to Shareholder and Company as follows as of the date hereof and as of the Closing:

     4.1  Organization and Authority.
          --------------------------

     InterCept is a publicly traded corporation trading on the Nasdaq Stock Market, and, to InterCept's best knowledge, is not in default with respect to any of Nasdaq's listing requirements. InterCept is a corporation duly organized and validly existing under the laws of the State of Georgia and has all requisite power and authority, corporate or otherwise, to carry on and conduct its business as it is now being conducted and to own or lease its properties and assets.

     4.2  No Insolvency.
          -------------

     InterCept has not been and is not now (i) subject to any insolvency related procedure in respect of part or all of its assets, or (ii) involuntarily liquidated.

     4.3  Corporate Authority; No Violation.
          ---------------------------------

     The execution, delivery and performance of this Agreement, and the making of the Loan, have been duly and validly authorized by all necessary action, corporate or otherwise, on the part of InterCept required to take such action and will not, with the giving of notice or the lapse of time, or both (i) violate or conflict with any of the provisions of any its Charter Documents;
(ii) violate, conflict with or result in a breach or default under or cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument, trust document, or other agreement, document or instrument to which InterCept is a party or by which InterCept or any of its properties may be bound; (iii) violate any Rule; or (iv) result in the creation or imposition of any Encumbrance upon any asset of InterCept.

     This Agreement and the other Loan Documents are the legal, valid and binding obligations of InterCept, enforceable against it in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

     4.4  Required Consents.
          -----------------

     Except for approval and consent from First Union Bank and InterCept's Board of Directors (which approvals and consents have been obtained), InterCept is not required to obtain the consent, approval, authorization or estoppel of any other Person to authorize and permit the making of the Loan.

     4.5  Reasonable Assistance.
          ---------------------

     InterCept agrees to provide customary and reasonable assistance to Shareholder in its sale of shares of InterCept common stock pursuant to Rule 144 so that Shareholder may prepay the indebtedness or other amounts outstanding pursuant to the Loan Documents in accordance with Section 3.9.

Section 5.  Covenants of Borrowers

     Borrowers covenant and agree, jointly and severally, that during the term of this Agreement:

     5.1  Payment of Obligations.  Borrowers shall pay the indebtedness
          ----------------------
evidenced by the Note according to the terms thereof, and shall timely pay or perform, as the case may be, all of the other obligations of Borrowers to InterCept, direct or contingent, however evidenced or denominated, and however and whenever incurred, that relate to the Loan.

     5.2  Financial Statements and Reports.  Shareholder shall furnish to
          --------------------------------
InterCept (a) as soon as practicable and in any event on the earlier of (i) 140 days after the end of Shareholder's fiscal year and (ii) Shareholder's delivery of same to its shareholders, consolidated balance sheets of Shareholder and its Subsidiaries as of the close of such fiscal year, consolidated statements of operations of Shareholder and its Subsidiaries for such fiscal year and consolidated statements of cash flows for Shareholder and its Subsidiaries for such fiscal year, prepared in accordance with Canadian generally accepted accounting principles consistently applied and, as to such consolidated statements, accompanied by an unqualified audit report prepared by Shareholder's current independent auditors or other independent certified public accountants that are recognized as one of the "Big Five" accounting firms as of the date of this Agreement, and (b) within the earlier of (i) 60 days after the end of each quarter and (ii) the Shareholder's delivery of same to its shareholders, consolidated balance sheets of Shareholder and its Subsidiaries as of the close of such quarter and consolidated statements of operations of Shareholder and its Subsidiaries for such quarter and prepared in accordance with Canadian generally accepted accounting principles consistently applied (except for the absence of footnotes and subject to normal and customary year-end adjustments).

     5.3  Corporate Existence.  Each Borrower shall maintain its corporate
          -------------------
existence and good standing in the state of its incorporation; save and except that the Company shall be liquidated, wound up and dissolved under the applicable Kansas corporation statutes in the manner contemplated in the Purchase Agreement.

     5.4  Notice of Default.  Borrowers shall give written notice to InterCept
          -----------------
of the occurrence of any default, event of default or Event of Default under this Agreement or any other Loan Document promptly upon the occurrence thereof.

     5.5  Notice of Litigation.  Borrowers shall give notice, in writing, to
          --------------------
InterCept of (a) any actions, suits or proceedings, instituted by any persons whomsoever against Borrowers or affecting any of the assets of Borrowers, in either case meeting or exceeding the threshold set forth in Section 3.3 above, and (b) any dispute, not resolved within sixty (60) days of the commencement thereof, between any Borrower on the one hand and any governmental regulatory body on the other hand, which actions, suits or proceedings or dispute might materially adversely interfere with the normal operations of any Borrower.

Section 6.  Conditions to Obligations of Borrowers

     The obligations of Shareholder and the Company to enter into this Agreement shall be subject to the satisfaction (or waiver by Shareholder and the Company) at or prior to the Closing Date of each of the following conditions:

     6.1  Representations, Warranties and Covenants.  Each of the
          -----------------------------------------
representations and warranties of InterCept contained in this Agreement shall be true in all respects as of the time of the Closing; and InterCept shall have performed and complied in all respects with the respective covenants and agreements set forth herein to be performed or complied with by it at or before the Closing.

     6.2  Litigation.  No suit, investigation, action or other proceeding
          ----------
shall be pending or overtly threatened before any court or governmental agency, which has resulted in the restraint or prohibition of Shareholder or the Company from obtaining the Loan, or in the reasonable opinion of counsel for Shareholder or the Company could result in the obtaining of material damages or other relief from Shareholder or the Company, in connection with this Agreement or the obtaining of the Loan.

     6.3  [Intentionally omitted.]

     6.4  Execution and Delivery of Documents.  InterCept shall have executed
          -----------------------------------
and delivered all the documents required by this Agreement; and all other agreements, certificates, and other documents delivered by InterCept to the Company and Shareholder hereunder shall be in form and substance satisfactory to counsel for the Company and Shareholder.

     6.5  Other Necessary Consents.  Shareholder and the Company shall have
          ------------------------
obtained all consents, approvals, and estoppels listed in the Disclosure Memorandum.

     6.6  Delivery of Documents.  InterCept shall have executed and delivered
          ---------------------
or caused to be delivered to Shareholder all of the following agreements:

          (a)  Pledge Agreement in the form attached hereto as Exhibit 6.6(a);
                                                               --------------
               and

          (b) Amendment No. 1 to Registration Rights Agreement in the form attached hereto as Exhibit 6.6(b)
                         --------------

Section 7.  Conditions to Obligations of InterCept

     The obligations of InterCept to be performed hereunder shall be subject to the satisfaction (or waiver by InterCept) at or before the Closing of each of the following conditions:

     7.1  Representations, Warranties and Covenants.  Each of the
          -----------------------------------------
representations and warranties of Shareholder and the Company contained in this Agreement shall be true in all respects as of the time of the Closing; and the Company and Shareholder shall have performed and complied in all respects with the respective covenants and agreements set forth herein to be performed or complied with by them at or before the Closing.

     7.2  Litigation.  No suit, investigation, action or other proceeding
          ----------
shall be pending or overtly threatened before any court or governmental agency, which has resulted in the restraint or prohibition of InterCept from making the Loan, or in the reasonable opinion of counsel for InterCept could result in the obtaining of material damages or other relief from InterCept, in connection with this Agreement or the making of the Loan.

     7.3  Opinions of Counsel to the Company and Shareholder.  InterCept shall
          --------------------------------------------------
have received from counsel to Shareholder and the Company opinion letters reasonably acceptable to InterCept.

     7.4  Execution and Delivery of Documents.  The Company and Shareholder
          -----------------------------------
shall have executed and delivered all the documents required herein (including the Disclosure Memorandum); and all other agreements, certificates, and other documents delivered by the Company and Shareholder to InterCept hereunder shall be in form and substance satisfactory to counsel for InterCept.

     7.5  Other Necessary Consents.  Shareholder and the Company shall have
          ------------------------
obtained all consents, approvals, and estoppels necessary for the making of the Loan, including those listed in the Disclosure Memorandum.

     7.6  Delivery of Documents.  The Company and Shareholder shall have
          ---------------------
executed and delivered or caused to be delivered to InterCept all of the following agreements:

          (a)  the Note in the form attached hereto as Exhibit 7.6(a);
                                                       --------------

          (b) Pledge Agreement in the form attached hereto as Exhibit 6.6(a),
                                                              ---------------
     together with the stock powers required therein; and
     -----------------------------------------------

          (c) Amendment No. 1 to Registration Rights Agreement in the form attached hereto as Exhibit 6.6(b).
                        --------------

Section 8.  Default and Remedies

     8.1  Events of Default.  The occurrence of any of the following shall
          -----------------
constitute an Event of Default hereunder:

          (a) Default in the payment of the principal of or interest on the indebtedness evidenced by the Note in accordance with the terms of the Note, which default is not cured within five (5) business days;

          (b) Any misrepresentation by Borrowers as to any material matter hereunder or under any of the other Loan Documents; or delivery thereunder by Borrowers of any schedule, statement, resolution, report, certificate, notice or writing to InterCept in respect of the Loan that is untrue in any material respect on the date as of which the facts set forth therein are stated or certified;

          (c) Failure of either Borrower to perform any of their obligations, covenants or agreements under this Agreement (as such Agreement may be amended, modified or restated from time to time);

          (d) Either Borrower (i) shall generally not pay or shall be unable to pay its debts as such debts become due, or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (iii) shall commence any proceeding as a debtor under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or (iv) shall have had any such petition or application filed or any such proceeding commenced against it that is not dismissed within ninety (90) days, or (v) shall indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more;

          (e) Either Borrower shall be liquidated, dissolved, partitioned, or terminated, or its charter shall expire or be revoked; save and except for the liquidation, winding up and dissolution of the Company under applicable Kansas corporation statutes pursuant to the Purchase Agreement; and

          (f) A default or event of default shall occur under any of the other Loan Documents and, if subject to a cure right, such default or event of default shall not be cured within the applicable cure period.

     With respect to any Event of Default described above that is capable of being cured and that does not already provide its own cure procedure (a "Curable Default"), the occurrence of such Curable Default shall not constitute an Event of Default hereunder if such Curable Default is fully cured and/or corrected within thirty (30) days (provided that there shall be no cure period if such Curable Default can be cured by payment of a sum of money) after notice thereof to Borrowers given in accordance with the provisions hereof; provided, however, that this provision shall not require notice to Borrowers and an opportunity to cure any Curable Default of which any Borrower has had actual knowledge for the requisite number of days set forth.

     8.2  Acceleration of Maturity; Remedies. Upon the occurrence of any Event
          ----------------------------------
of Default described in subsection 8.1(d), the indebtedness evidenced by the Note shall be immediately due and payable in full; and upon the occurrence of, and during the continuance of, any other Event of Default described above, InterCept at any time may at its option accelerate the maturity of the indebtedness evidenced by the Note, all without notice of any kind. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Note:

          (a) InterCept shall be immediately entitled to exercise any and all rights and remedies possessed by InterCept pursuant to the terms of the Note and all of the other Loan Documents; and

          (b) InterCept shall have any and all other rights and remedies that InterCept may now or hereafter possess at law, in equity or by statute.

Notwithstanding any other term contained in this Agreement, the Note, the Pledge Agreement or the Loan Documents, InterCept's remedies against the Borrowers with respect to the Obligations shall be limited solely to the Pledged Collateral.

     8.3  Remedies Cumulative; No Waiver. No right, power or remedy conferred
          ------------------------------
upon or reserved to InterCept by this Agreement or any of the other Loan Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Loan Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by InterCept to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement and the other Loan Documents to InterCept may be exercised from time to time and as often as may be deemed expedient by InterCept.

     8.4  Proceeds of Remedies. Any or all proceeds resulting from the exercise
          --------------------
of any or all of the foregoing remedies shall be applied as set forth below:

          First, to the costs and expenses, including without limitation reasonable attorneys' fees and disbursements, incurred by InterCept in connection with the exercise of its remedies;

          Second, to the expenses of curing the default that has occurred, in the event that InterCept elects, in its sole discretion, to cure the default that has occurred;

          Third, to the payment of the Obligations of Borrowers, including but not limited to the payment of the principal of and interest on the indebtedness evidenced by the Note, in such order of priority as InterCept shall determine in its sole discretion; and

          Fourth, the remainder, if any, to Borrowers or to any other person lawfully thereunto entitled.

Section 9.  Termination

     This Agreement shall remain in full force and effect until the payment in full by Borrowers of the Obligations, at which time InterCept shall cancel the Note and deliver it to

Borrowers; provided, however, that the indemnity provided below shall survive the termination of this Agreement.

Section 10.  Miscellaneous

     10.1  Notices. All notices, requests, demands, consents and other
           -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by overnight courier or express mail service or by postage pre-paid certified or registered mail, return receipt requested (the return receipt constituting prima facie evidence of the giving of
                                           -----------
such notice, request, demand or other communication), by personal delivery, or by fax with confirmation of receipt to the following address or such other address of which a party subsequently may give notice to all the other parties:

To the Company
or Shareholder:               SLMsoft.com Inc.
                              1 Yorkdale Road, Suite 600
                              Toronto, Ontario  M6A 3A1
                              Attention: Dev Misir
                              Fax No. (416) 789-9078

                              With a copy to:

                              Gowling, Lafleur & Henderson LLP
                              Suite 4900
                              Commerce Court West
                              Toronto, Ontario M5L 1J3
                              Attention: Howie C. Wong
                              Fax No. (416) 862-7661

To InterCept:                 The InterCept Group, Inc.
                              3150 Holcomb Bridge Road, Suite 200
                              Norcross, GA 30071
                              Attention: John Collins and Scott R. Meyerhoff
                              Fax: (770) 840-2521

                              and
                              ---

                              Nelson Mullins Riley & Scarborough, L.L.P.
                              First Union Building, Suite 1400
                              999 Peachtree Street
                              Atlanta, Georgia 30309
                              Attention: Charles D. Vaughn, Esq.
                              Fax:  (404) 817-6150

     10.2  Parties Bound by Agreement; Successors and Assigns. This Agreement,
           --------------------------------------------------
and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of

InterCept and to all holders of the indebtedness secured hereby and their respective successors and permitted assigns and to the Borrowers and the Borrowers' successors, legal representatives and assigns, except that the Borrowers shall not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof (except as permitted under the terms of this Agreement), or any cash or property held by InterCept as collateral under this Agreement. InterCept shall only assign all or a portion of its rights and obligations hereunder and under the other Loan Documents either
(a) in connection with a Corporate Restructuring, or (b) if consented to by Shareholder in writing, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Shareholder consents to and acknowledges that InterCept will be collaterally assigning to First Union National Bank all of its rights and remedies with respect to this Agreement, the Note and the other Loan Documents pursuant to the Collateral Assignment. InterCept may, in connection with any assignment or proposed assignment, disclose to the assignee or proposed participant any information relating to the Borrowers furnished to InterCept by or on behalf of the Borrowers. Furthermore, the Borrowers acknowledge that InterCept will be providing information relating to the Borrowers furnished to InterCept by or on behalf of the Borrowers to First Union National Bank on a regular basis. No notice to or demand on the Borrowers shall entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstances.

     10.3  Entire Agreement. This Agreement, the Disclosure Memorandum and all
           ----------------
other certificates, schedules and other documents delivered pursuant to this Agreement constitute the entire agreement between the parties with respect to the Loan, and supersede and are in full substitution of any and all prior agreements and understandings, both oral and written, between the parties relating to such transaction.

     In the event of any conflict between the terms of this Agreement, on the one hand, and the terms of the Note, the Pledge Agreement and the other Loan Documents, on the other hand, then this Agreement shall be paramount and prevail to the extent of the conflict.

     10.4  Descriptive Headings. The descriptive headings of the Sections of
           --------------------
this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     10.5  Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Receipt of a facsimile version of an executed signature page by a party to this Agreement shall constitute satisfactory evidence of execution of this Agreement by such party.

     10.6  Amendments and Waivers. No modification, termination, extension,
           ----------------------
renewal, or waiver of any provision of this Agreement shall be binding upon a party unless made in writing and signed by such party. A waiver on one occasion shall not be construed as a waiver of any right on any future occasion. No delay or omission by a party in exercising any of its rights hereunder shall operate as a waiver of such rights.

     10.7  Governing Law, Jurisdiction and Venue. This Agreement is executed by
           -------------------------------------
InterCept in, and shall be construed in accordance with and governed by the laws of the State of

Georgia, without regard to its conflict of law principles. Shareholder consents to exclusive jurisdiction by the state and federal courts sitting in Fulton County in the State of Georgia.

     10.8   No Third-Party Beneficiaries. With the exception of the parties to
            ----------------------------
this Agreement and the Indemnified Persons, there shall exist no right of any person to claim a beneficial interest in this Agreement or any rights accruing by virtue of this Agreement.

     10.9   Gender and Number. Where the context requires, the use of a pronoun
            -----------------
of one gender or the neuter is to be deemed to include a pronoun of the appropriate gender, singular words are to be deemed to include the plural, and vice versa.

     10.10  Expenses. Each of the expenses incurred by InterCept, the Company
            --------
and Shareholder in connection with the authorization, preparation, execution and performance of this Agreement, including without limitation all fees, commissions, and expenses of agents, representatives, counsel, accountants, investment bankers, brokers and finders, shall be paid by the party that incurred such expenses.

     10.11  Survival of Warranties. The respective representations and
            ----------------------
warranties of the Company, Shareholder and InterCept under this Agreement shall not merge, but will survive the Closing for the earlier of a period of two years and the termination of this Agreement.

     10.12  Indemnification.
            ---------------

            (a) By Shareholder and the Company. For a period of two years
                ------------------------------
following the Closing Date, Shareholder and the Company shall jointly and severally indemnify, reimburse and hold harmless InterCept, its Affiliates and any successor or assigns (the "Indemnified Persons") for any and all direct or
                               -------------------
indirect claims, losses, liabilities (actual or contingent), damages (including special and consequential damages), costs (including court costs) and expenses (including all attorneys' and accountants' fees and expenses) (hereinafter a "Loss" or "Losses"), as a result of or in connection with (i) any breach,
 ----      ------
inaccuracy or untruth of any warranty or covenant by Shareholder or the Company contained in this Agreement, whether such breach, inaccuracy or untruth exists or is made on the date of this Agreement or as of the Closing, or (ii) any fees, commissions or expenses of any broker or finder engaged by the Company or Shareholder in connection with the Loan or this Agreement or any other Loan Document.

            (b) Limitations with Respect to Minimum Amount. Neither Shareholder
                ------------------------------------------
nor the Company shall have liability (for indemnification or otherwise) to InterCept with respect to the matters described in this Section 10.12 unless and until the total of all damages incurred by the Indemnified Persons with respect to such matters exceeds $50,000. The indemnification obligations of Shareholder and the Company shall be subject to the survival limitations set forth in
Section 10.11, after which time, if no Losses have been asserted against a party, then that party shall have no further liability hereunder.

            (c) Notification. InterCept hereby undertakes to notify Shareholder
                ------------
without delay of the occurrence of any event that constitutes or may with the passage of time constitute an event entitling any Indemnified Person to indemnification under this Section.

            (d) Notice of Claim. To seek indemnification hereunder, an
                ---------------
Indemnified Person shall notify the Borrowers of any claim for indemnification, specifying in reasonable detail the nature of the Loss and the amount or an estimate of the amount thereof.

            (e) Litigation Assumption. The party against whom indemnity is
                ---------------------
being sought by the Indemnified Person shall have the right to assume the litigation, defense and settlement, as the case may be, of a purported Loss which arises from a claim from a third party and the Indemnified Person shall co-operate with the party in such litigation, defense and settlement, as the case may be.

     10.13  No Public Announcements. Prior to Closing, without the prior written
            -----------------------
consent of the other parties, neither InterCept, Shareholder, nor the Company shall make any press release or other public disclosure, or make any statement to any customer, supplier, employee or other person with regard to the Loan, except as required by law. After Closing, without the prior written consent of each other, neither InterCept nor Shareholder or the Company shall make any press release or other public disclosure with regard to the Loan, except as required by law or applicable SEC or Canadian securities laws. Both parties acknowledge that InterCept shall file a Form 8-K with the Securities and Exchange Commission describing the transactions contemplated by the Loan Documents, and that the Shareholder shall file a Material Change Report with the Canadian securities regulators.

     10.14  Time of the Essence. Time is of the essence with respect to each and
            -------------------
every covenant, agreement, and obligation of Borrowers hereunder and under all of the other Loan Documents.

     10.15  Severability. If any provision(s) of this Agreement or the
            ------------
application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     10.16  Interest and Loan Charges Not to Exceed Maximum Allowed by Law. This
            --------------------------------------------------------------
Agreement, the Note and the other Loan Documents are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds of the Loan, acceleration of the maturity of the unpaid balance of the Loan or otherwise, shall the amount paid or agreed to be paid to InterCept for the use of the money advanced or to be advanced hereunder exceed the maximum rate permitted by law (the "Maximum Rate"). If, for any circumstances whatsoever, the fulfillment of any provision of this Agreement, the Note or the other Loan Documents now or hereafter evidencing, securing or in any way relating to the debt evidenced by the Note shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest under the Note shall be reduced to the Maximum Rate; and if for any circumstance whatsoever, InterCept shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest.

     10.17  Construction and Interpretation. Should any provision of this
            -------------------------------
Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that Borrowers, InterCept and their respective agents have participated in the preparation hereof.

     10.18  Pledged Collateral Remains Restricted Under Purchase Agreement.
            --------------------------------------------------------------
Under the Purchase Agreement, InterCept issued shares of InterCept Common Stock to Shareholder and the Company in a transaction exempt from registration under the Securities Act of 1933 by reason of Section 4(2) thereof, Regulation D promulgated thereunder, or other private offering exemptions, as well as an appropriate exemption under the Canadian National Territorial Provincial Rule. Under the Purchase Agreement, a specified legend was placed on the certificates evidencing the shares issued at the closing of the Purchase Agreement and will be placed on up to 385,872 shares to be earned by and issued to Shareholder, as nominee for the Company, subject to the terms and conditions set forth in the Purchase Agreement. Notwithstanding any other discussions or correspondence among the parties hereto, they reaffirm their mutual understanding and agreement that placing the legend on all share certificates issued under the Purchase Agreement is necessary and appropriate until such legends are eligible to be removed either pursuant to registration of such shares or the availability of an exemption for the transfer of such shares.

     10.19  Definitions. For purposes of this Agreement, the following terms
            -----------
shall have the following meanings:

     "Affiliates" of a particular Person means other Persons controlled by,
      ----------
controlling, or under common control with, such Person.

     "Charter Documents" means the articles of incorporation and bylaws of the
      -----------------
Company, Shareholder, or InterCept, as the context requires.

     "Closing" means the consummation of the making of the Loan under the terms
      -------
of this Agreement.

     "Closing Date" means the date on which the Closing occurs.
      ------------

     "Collateral Assignment" means the Collateral Assignment of Rights under SLM
      ---------------------
Loan Documents between InterCept and First Union National Bank dated May 31,
2001.

     "Corporate Restructuring" means (a) that InterCept or an affiliated
      -----------------------
subsidiary of InterCept is a party to a merger, consolidation, spin-off, corporate reorganization, or corporate restructuring, (b) the sale, transfer, conveyance, or lease by InterCept of all or any substantial part of InterCept's assets taken as a whole including the assets of InterCept's subsidiaries, or (c) any transaction of InterCept that results in a majority of InterCept's directors immediately subsequent to such transaction being individuals who were not directors of InterCept immediately prior to such transaction.

     "Disclosure Memorandum" means the memorandum signed and delivered by
      ---------------------
Shareholder and the Company on the Closing Date containing information required to be disclosed under this Agreement.

     "Encumbrance" means any mortgage, charge (whether fixed or floating),
      -----------
security interest, pledge, claim, right of first refusal, lien (including, without limitation any unpaid vendor's lien), option, hypothecation, title retention or conditional sale agreement, lease, option, restriction as to transfer, use or possession, easement, subordination to any right of any other person, and any other encumbrance on the absolute and unfettered use and ownership of any asset or property.

     "Person" means a corporation, partnership, trust, limited liability company
      ------
other business entity or an individual.

     "Rule" means any law, statute, rule, regulation, order, court decision,
      ----
judgment or decree of any federal, state, territorial, provincial or municipal authority or body, and, when it is commonly proper to follow them, non-compulsory recommendations of any such public authorities and bodies.

     "Subsidiary" means any commercial company or other business entity
      ----------
controlled by Shareholder or the Company or any subsidiary of the Company, including any entity (whether or not deemed to have an independent legal personality) in which the shareholder's liability is not limited to its contribution.

     Each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date indicated on the first page hereof and this Agreement has been delivered on May 31, 2001.


INTERCEPT:
---------

THE INTERCEPT GROUP, INC., a Georgia corporation


By: /s/ Scott R. Meyerhoff
   ------------------------------------
   Name: Scott R. Meyerhoff
   Title: Chief Financial Officer


SHAREHOLDER:
-----------

SLMSOFT.COM INC., a corporation formed under the laws of the Province of Ontario


By: /s/ Dev Misir
   ------------------------------------
   Name: Dev Misir
   Title: Chief Financial Officer and Executive Vice President


THE COMPANY:
-----------

SLMSOFT.COM INC., a Kansas corporation


By: /s/ Dev Misir
   ------------------------------------
   Name: Dev Misir
   Title: Chief Financial Officer and Executive Vice President